Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

TSW CORE PLUS BOND FUND

TSW HIGH YIELD BOND FUND

EACH A SERIES OF PERPETUAL AMERICAS FUNDS TRUST

Supplement dated June 30, 2026

to the Prospectus and Statement of Additional Information (“SAI”)

dated February 1, 2026, as amended

Effective June 30, 2026, William M. Bellamy will no longer serve as Lead Portfolio Manager of the TSW Core Plus Bond Fund and TSW High Yield Bond Fund (each a “Fund,” and together, the “Funds”). Effective June 30, 2026, all references to William M. Bellamy in the Funds’ Prospectus and SAI are hereby deleted. Also effective June 30, 2026, David McMackin’s title with respect to the Funds is Portfolio Manager.

This Supplement should be retained for future reference.